Exhibit 99.1
Investor Presentation December 2024

2 Forward Looking Statements Statements included herein, including statements regarding SuRo Capital Corp.'s ("SuRo Capital", "SSSS", "we", "us" or "our") beliefs, expectations, intentions or strategies for the future, may constitute "forward-looking statements". SuRo Capital cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements. All forward-looking statements involve a number of risks and uncertainties, including any market volatility that may be detrimental to our business, our portfolio companies, our industry, and the global economy, that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Risk factors, cautionary statements and other conditions which could cause SuRo Capital’s actual results to differ from management's current expectations are contained in SuRo Capital's filings with the Securities and Exchange Commission (“SEC”). SuRo Capital undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this presentation. Certain information discussed in this presentation (including information relating to portfolio companies) was derived from third-party sources and has not been independently verified. SuRo Capital makes no representation or warranty with respect to this information. All trademarks, logos, and brand names are the property of their respective owners. All company, product and service names used in this presentation are for identification purposes only. Use of these names, trademarks, and brands does not imply endorsement. The investments presented herein were selected as of December 16, 2024. These investments are intended to illustrate SuRo Capital's sourcing experience and the profile and types of investments and investment strategies which may be pursued by SuRo Capital. The types and performance of these investments (i) are not representative of the types and performance of all investments that have been made by SuRo Capital or its investment strategies and (ii) are not necessarily indicative of the types and performance of investments that SuRo Capital may seek to make, or be able to make, in the future. Further, references to the investments are presented to illustrative purposes only and should not be construed as a recommendation of any particular investment. Certain investments may be held through special purpose vehicles providing SuRo Capital with economic exposure to the underlying portfolio company. The following slides contain summaries of certain financial and statistical information about SuRo Capital. The information contained in this presentation is summary information intended to be considered in connection with review of our SEC filings and other public announcements we may make, by press release or otherwise, from time to time. We undertake no duty or obligation to publicly update or revise the information contained in this presentation unless required to do so by law. In addition, information related to past performance, while it may be helpful as an evaluative tool, is not indicative of future results, the achievement of which cannot be assured. You should not view the past performance of SuRo Capital or any of its portfolio companies, or information about the market, as indicative of SuRo Capital’s or any of its portfolio companies’ future results. The performance data stated herein may have been due to extraordinary market or other conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities of SuRo Capital. The information contained herein is for informational purposes only and is not intended to be a substitute for financial, legal, or tax advice. December 2024

Note: The logos shown are not inclusive of all of SuRo Capital’s current portfolio companies. SuRo Capital’s full list of existing investments can be found in public filings at www.sec.gov. (1) ARK Type One Deep Ventures Fund LLC is an investment fund for which the Class A Interest is solely invested in the Convertible Equity of OpenAI Global, LLC. SuRo Capital is invested in the Convertible Equity of OpenAI Global, LLC through its investment in the Class A Interest of ARK Type One Deep Ventures Fund LLC. 3 SuRo Capital Is The Public’s Gateway To Venture Capital December 2024 SuRo Capital is a publicly traded, growth-stage venture capital firm started in 2011, investing in a growing portfolio of companies across many sectors including AI, Consumer, and Software (1) ARK Type One Deep Ventures Fund LLC

4 Making Venture Capital Accessible December 2024 Investing in venture capital has been largely inaccessible to the average investor. We believe other access vehicles miss the mark. So why choose SuRo Capital? Invest through almost any brokerage account or app. We are listed on NASDAQ under ticker symbol “SSSS” Become a venture capitalist. Have a stake in some of the most exciting private names before they go public Join thousands of other shareholders. Participate in deals previously reserved for ultra high net worth individuals

5 Investing In Quality December 2024 We focus on quality. Our investment thesis is simple: we aim to invest in the highest quality founders building exciting and rapidly growing businesses while remaining steadfast on driving shareholder value. Stage of Business Pre-seed Growth Valuation Sensitivity Low High Price Insensitive Primary & Secondary Investors Angels, Friends & Family Early Stage Venture Capital SuRo Capital’s Focus

6 SuRo Capital’s Journey December 2024 We’ve executed on our strategy successfully for over a decade. Throughout our history, we have invested in some of the world’s most valuable companies. Note: SuRo Capital was formerly known as NeXt Innovation Corp., GSV Capital Corp. and Sutter Rock Capital Corp. (1) ARK Type One Deep Ventures Fund LLC is an investment fund for which the Class A Interest is solely invested in the Convertible Equity of OpenAI Global, LLC. SuRo Capital is invested in the Convertible Equity of OpenAI Global, LLC through its investment in the Class A Interest of ARK Type One Deep Ventures Fund LLC. SuRo Capital invests $21.1M in Palantir Fully Exited in 2021 for $145.0M SuRo Capital invests $7.5M in Lyft Fully Exited in 2019 for $20.9M SuRo Capital invests $17.4M in Coursera Fully Exited in 2021 for $115.3M SuRo Capital invests $13.6M in Spotify Fully Exited in 2019 for $46.4M SuRo Capital invests $17.5M in OpenAI Currently Held 2012 2013 2014 2015 2024 Year of Initial Investment MOIC 6.9x 6.6x 2.8x 3.4x N/A (1) ARK Type One Deep Ventures Fund LLC

7 Our Portfolio Has Evolved December 2024 With a rigorous sourcing and investment process, we have evolved the portfolio. Our portfolio now includes some of the most valuable private companies in the world backed by some of the largest venture capital funds. Note: Exited & Current Portfolios are not exhaustive. SuRo Capital’s full existing and previously held companies can be found in public filings at www.sec.gov. (1) ARK Type One Deep Ventures Fund LLC is an investment fund for which the Class A Interest is solely invested in the Convertible Equity of OpenAI Global, LLC. SuRo Capital is invested in the Convertible Equity of OpenAI Global, LLC through its investment in the Class A Interest of ARK Type One Deep Ventures Fund LLC. (2) IH10, LLC’s sole portfolio asset is interest in the Series B Preferred Shares of VAST Data, Ltd. through a special purpose vehicle (“SPV”). SuRo Capital is invested in the Series B Preferred Shares of VAST Data, Ltd. through its investment in the Membership Interest of IH10, LLC. Select Exited Portfolio Select Current Portfolio (1) (2) ARK Type One Deep Ventures Fund LLC IH10, LLC

Access to Private Investments 8 SuRo Capital’s Advantage Is Clear December 2024 We have a robust sourcing process that allows SuRo Capital to access opportunities that other similarly positioned funds cannot 1 Rigorous Analysis 2 Commitment to Shareholder Value 3 Our detailed investment process is focused not only on simply accessing opportunities, but investing in them at attractive prices Creating shareholder value is our top priority. SuRo Capital’s investments are made with the question in mind: How does this enhance value for our stakeholders?

Investment Activity – ARK Type One Deep Ventures Fund LLC • OpenAI is an artificial intelligence research organization focused on developing and deploying advanced AI models, such as GPT and DALL-E • OpenAI offers its models via free and paid plans that suit the needs of consumers, small teams, and large organizations About OpenAI Global, LLC • According to the WSJ, OpenAI has 250 million weekly active users, 11 million paying subscribers and approximately one million paying business customers • According to the WSJ, OpenAI forecasts $3.7 billion in revenue this year and $11.6 billion in 2025 Opportunity • In September 2024, SuRo Capital made a $17.5 million investment in the Class A Interest of ARK Type One Deep Ventures Fund(1) • ARK Type One Deep Ventures Fund LLC’s sole portfolio asset for Class A Interest holders is the Convertible Equity of OpenAI Global, LLC • According to a company blog post, OpenAI’s recent fundraising round closed at a $157 billion post-money valuation SuRo Capital Investment Select OpenAI Investors 9 Sources: WSJ.com | OpenAI Nearly Doubles Valuation to $157 Billion in Funding Round, Axios.com | OpenAI raises $6.6 billion in largest VC round ever, OpenAI.com | New funding to scale the benefits of AI | PitchBook. (1) ARK Type One Deep Ventures Fund LLC is an investment fund for which the Class A Interest is solely invested in the Convertible Equity of OpenAI Global, LLC. SuRo Capital is invested in the Convertible Equity of OpenAI Global, LLC through its investment in the Class A Interest of ARK Type One Deep Ventures Fund LLC. Amount invested does not include any capitalized costs or prepaid management fees or fund expenses. ARK Type One Deep Ventures Fund LLC December 2024

Investment Activity – CoreWeave, Inc. • CoreWeave is a specialized cloud provider, designed to power the most complex workloads with customized solutions at scale • The company's portfolio of cutting-edge technology delivers a broad range of capabilities for machine learning and AI, graphics and rendering, life sciences, real-time streaming, and more About CoreWeave, Inc. • According to the Financial Times, CoreWeave claims to be the largest private operator of NVIDIA GPUs in North America • According to Bloomberg, CoreWeave has hired Morgan Stanley, Goldman Sachs, and J.P. Morgan to lead its planned IPO next year Opportunity • SuRo Capital has invested $25.0 million in CoreWeave to date(1) • In May 2024, SuRo Capital made a $15.0 million investment in the Class A Interest of CW Opportunity 2 LP • In September 2024, SuRo Capital made a $5.0 million investment in CoreWeave, Inc.’s Common Shares via a secondary transaction • In October 2024, SuRo Capital made a $5.0 million investment in CoreWeave, Inc.’s Series A Preferred Shares via a secondary transaction SuRo Capital Investments Select CoreWeave Investors 10 Sources: CoreWeave.com | CoreWeave Secures $1.1 Billion in Series C Funding to Drive the Next Generation of Cloud Computing for the Future of AI | Bloomberg.com | CoreWeave Picks Morgan Stanley, Goldman, JPMorgan for IPO | FT.com | Wall Street frenzy creates $11bn debt market for AI groups buying Nvidia chips | PitchBook. (1) Includes SuRo Capital’s $15.0 million investment in CW Opportunity 2 LP, $5.0 million secondary investment in CoreWeave, Inc. Common Shares, and $5.0 million secondary investment in CoreWeave, Inc Series A Preferred Shares. CW Opportunity 2 LP is an SPV for which the Class A interest is solely invested in the Series C Preferred Shares of CoreWeave, Inc. SuRo Capital is invested in the Series C Preferred Shares of CoreWeave, Inc. through its investment in the Class A Interest of CW Opportunity 2 LP. December 2024

• SuRo Capital made a $10.0 million investment in Liquid Death Series F-1 Preferred Shares at a $1.4 billion valuation during Q1 2024 11 Investment Activity – Liquid Death December 2024 • Liquid Death is disrupting sleepy, better-for-you beverage categories by bringing the power of comedy and bold branding to still water, sparkling water, and iced teas • The company’s portfolio has grown rapidly, with Iced Tea becoming the most successful launch of any tea brand in the last 3 years in brick & mortar retail, as well as becoming the #2 best-seller in the RTD tea beverage category on Amazon About Liquid Death • Liquid Death’s viral marketing strategy has resulted in over 10 million social media followers between TikTok and Instagram, ranking 3rd behind Monster and Red Bull as the most followed beverage brand on social media • The company’s SKUs are sold across large grocery store chains in the U.S., such as Walmart, Target, Kroger, Whole Foods, and more Opportunity SuRo Capital Investment Select Liquid Death Investors Source: LiquidDeath.com, “Liquid Death Further Strengthens Leadership with Appointment of Former BODYARMOR Leader Mike Fine as Chief Retail Officer and Promotion of 7-Eleven Alum Marisa Bertha to Chief Strategy Officer“ (October 2024).